As filed with the Securities and Exchange Commission on June 29, 2005
Registration Statement No. 333-125680

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 3
TO
Form S-1
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

WellCare Health Plans, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	6324	47-0937650
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

8725 Henderson Road
Renaissance One
Tampa, Florida 33634
(813) 290-6200
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Mr. Todd S. Farha
President and Chief Executive Officer
WellCare Health Plans, Inc.
8725 Henderson Road
Renaissance One
Tampa, Florida 33634
(813) 290-6200
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)

Copies to:

J. Warren Gorrell, Jr., Esq. Stuart A. Barr, Esq. Hogan & Hartson L.L.P. 555 Thirteenth Street, N.W. Washington, D.C. 20004 (202) 637-5600	Patrick O’Brien, Esq. Ropes & Gray LLP One International Place Boston, MA 02110 (617) 951-7000

      Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.
      If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.     ☐
      If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐
      If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐
      If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐
      If delivery of the Prospectus is expected to be made pursuant to Rule 434, please check the following box.     ☐

      The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to such Section 8(a), may determine.

EXPLANATORY NOTE
      WellCare Health Plans, Inc. has prepared this Amendment No. 3 to the Registration Statement on Form S-1 (File No. 333-125680) for the purpose of filing with the Securities and Exchange Commission an exhibit to the Registration Statement. Amendment No. 3 to the Registration Statement does not modify any provision of the Prospectus that forms a part of the Registration Statement and accordingly such Prospectus has not been included herein.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS
Item 13.     Other Expenses of Issuance and Distribution
      The expenses (other than underwriting discounts and commissions) payable in connection with the sale of the common stock offered in this Registration Statement are as follows:

Securities and Exchange Commission registration fee	$30,635
NASD filing fee	26,528
Printing and engraving expenses	175,000
Legal fees and expenses	450,000
Accounting fees and expenses	200,000
Transfer agent and rights agent and registrar fees and expenses	6,000
Miscellaneous	10,000

Total	$898,163

      All expenses are estimated except for the SEC fee and the NASD fee.
Item 14.     Indemnification of Directors and Officers
      Section 145 of the Delaware General Corporation Law (the “DGCL”) provides, in effect, that any person made a party to any action by reason of the fact that he is or was a director, officer, associate or agent of WellCare may and, in certain cases, must be indemnified by WellCare against, in the case of a non-derivative action, judgments, fines, amounts paid in settlement and reasonable expenses (including attorneys’ fees) incurred by him as a result of such action, and in the case of a derivative action, against expenses (including attorneys’ fees), if in either type of action he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of WellCare. This indemnification does not apply, in a derivative action, to matters as to which it is adjudged that the director, officer, associate or agent is liable to WellCare, unless upon court order it is determined that, despite such adjudication of liability, but in view of all the circumstances of the case, he is fairly and reasonably entitled to indemnity for expenses, and, in a non-derivative action, to any criminal proceeding in which such person had reasonable cause to believe his conduct was unlawful.
      Article 6 of WellCare’s certificate of incorporation provides that no director of WellCare shall be liable to WellCare or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the DGCL.
      Article 7 of WellCare’s certificate of incorporation also provides that WellCare shall indemnify to the fullest extent permitted by Delaware law any and all of its directors and officers, or former directors and officers, or any person who may have served at WellCare’s request as a director or officer of another corporation, partnership, joint venture, trust or other enterprise.
      Reference is made to Section 9 of the underwriting agreement previously filed as Exhibit 1.1 to this registration statement, pursuant to which the underwriters have agreed to indemnify officers and directors of WellCare against certain liabilities under the Securities Act.
      WellCare has entered into indemnification agreements with each director and certain officers of WellCare, a form of which is filed as an exhibit to this registration statement. Pursuant to such agreements, WellCare will be obligated, to the extent permitted by applicable law, to indemnify such directors and officers against all expenses, judgments, fines and penalties incurred in connection with the defense or settlement of any actions brought against them by reason of the fact that they were directors or officers of WellCare or assumed certain responsibilities at the direction of WellCare. WellCare also intends to purchase directors and officers liability insurance in order to limit its exposure to liability for indemnification of directors and officers.

Item 15.	Recent Sales of Unregistered Securities

Certain Sales of Securities.
      Except as set forth below, in the three years preceding the filing of this registration statement, the registrant has not issued any securities that were not registered under the Securities Act.
      In February 2004, upon the incorporation of the registrant, the registrant issued 100 shares of common stock to WellCare Holdings, LLC (“Holdings”) in exchange for $1,000.
      In February 2004, the Board of Directors of Holdings authorized a plan to reorganize Holdings as a corporation, by means of a merger of Holdings with and into the registrant. Immediately prior to the consummation of WellCare’s initial public offering in July 2004, Holdings was merged with and into the registrant. Upon the consummation of this reorganization:

•	the registrant issued an aggregate of 29,735,757 shares of common stock in exchange for 23,530,225 Class A Common Units, 2,287,037 Class B Common Units and 4,807,508 Class C Common Units of Holdings; and

•	all outstanding options issued by Holdings were automatically converted into options to acquire shares of common stock of the registrant.
      The foregoing sales of securities were made in reliance upon the exemption from the registration provisions of the Securities Act provided for by Section 4(2) thereof for transactions not involving a public offering. All of the foregoing securities are deemed restricted securities for the purposes of the Securities Act.

Item 16.	Exhibits and Financial Statement Schedules
      (a) Exhibits.

Exhibits		Description

1.1†		Form of Underwriting Agreement.
2.1 (	1)	Agreement and Plan of Merger, dated as of February 12, 2004, between WellCare Holdings, LLC and WellCare Group, Inc.
3.1 (	2)	Amended and Restated Certificate of Incorporation.
3.2 (	2)	Amended and Restated Bylaws.
4.1 (	3)	Specimen common stock certificate.
5.1		Opinion of Hogan & Hartson L.L.P.
10.1 (	4)	Form of AHCA 2002-2004 Medicaid Health Maintenance Organization Contract, dated July 1, 2002.
10.2 (	4)	Amendment Nos. 1 through 7 to AHCA 2002-2004 Medicaid Health Maintenance Organization Contract, dated July 2002, for Well Care HMO, Inc.
10.3 (	4)	Amendment Nos. 1 through 9 to AHCA 2002-2004 Medicaid Health Maintenance Organization Contract, dated July 2002, for HealthEase of Florida, Inc.
10.4 (	4)	Contract, dated September 26, 2003, between Centers for Medicare & Medicaid Services and Well Care HMO, Inc.
10.5 (	4)	Purchase Agreement, dated as of May 17, 2002, by and among WellCare Holdings, LLC, WellCare Acquisition Company, the stockholders listed on the signature page thereto, Well Care HMO, Inc., HealthEase of Florida, L.C., Comprehensive Health Management of Florida, Inc. and Comprehensive Health Management, Inc.
10.6 (	3)	Amended and Restated Senior Subordinated Non-Negotiable Promissory Note, dated February 12, 2004.
10.7 (	3)	Amendment and Settlement Agreement, dated February 12, 2004, among WellCare Holdings, LLC, WellCare Health Plans, Inc., Kiran C. Patel, Pallavi Patel, Pradip C. Patel, Swati Patel, Rupesh Shah and Nita Shah.
10.8 (	4)	Equity and Warrant Agreement, dated as of July 31, 2002, among WellCare Holdings, LLC, Kiran C. Patel, M.D., Pradip C. Patel and Rupesh Shah.

Exhibits		Description

10.9 (	4)	Investor Rights Agreement, dated as of July 31, 2002, by and among WellCare Holdings, LLC, Kiran C. Patel, M.D., Pradip C. Patel and Rupesh Shah.
10.10	(4)	Pledge Agreement, dated as of July 31, 2002, by and between WellCare Holdings, LLC and Kiran C. Patel, as Stockholder Representative.
10.11	(4)	Merger Agreement, dated as of May 17, 2002, by and among WellCare Acquisition Company, WellCare Merger Sub, Inc. and The WellCare Management Group, Inc.
10.12	(4)	Contribution Agreement, dated as of July 31, 2002, by and between WellCare Holdings, LLC and Soros Private Equity Investors LP.
10.13	(4)	Registration Rights Agreement, dated as of September 6, 2002, by and among WellCare Holdings, LLC and certain equityholders.
10.14	(4)	WellCare Holdings, LLC 2002 Senior Executive Equity Plan.
10.15	(4)	Form of Subscription Agreement under 2002 Senior Executive Equity Plan.
10.16	(4)	WellCare Holdings, LLC 2002 Employee Option Plan.
10.17	(4)	Form of Time Vesting Option Agreement under 2002 Employee Option Plan.
10.18	(2)	Registrants 2004 Equity Incentive Plan.
10.19	(2)	Form of Non-Qualified Stock Option Agreement under Registrant’s 2004 Equity Incentive Plan.
10.20	(2)	Form of Incentive Stock Option Agreement under Registrant’s 2004 Equity Incentive Plan.
10.21	(5)	2005 Employee Stock Purchase Plan.
10.22	(22)	Amended and Restated Employment Agreement, dated as of June 6, 2005, among WellCare Health Plans, Inc., Comprehensive Health Management, Inc. and Todd S. Farha.
10.23	(3)	Amended and Restated Employment Agreement, dated as of June 28, 2004, among WellCare Acquisition Company, Comprehensive Health Management, Inc. and Heath Schiesser.
10.24	(3)	Employment Agreement, dated as of November 18, 2002, among WellCare Health Plans, Inc., Comprehensive Health Management, Inc. and Thaddeus Bereday.
10.25	(3)	Employment Agreement, dated as of September 15, 2003, among WellCare Health Plans, Inc., Comprehensive Health Management, Inc. and Paul Behrens.
10.26	(1)	Form of Indemnification Agreement.
10.27	(4)	Management Subscription Agreement, dated as of September 6, 2002, between WellCare Holdings, LLC and Todd S. Farha.
10.28	(4)	Agreement, dated March 25, 2003, between Comprehensive Health Management, Inc. and IntelliClaim, Inc.
10.29	(4)	Consulting Agreement, dated November 2003, between Comprehensive Health Management, Inc. and Ruben King-Shaw, Jr.
10.30	(6)	Merger Agreement, dated as of March 3, 2004, by and among WellCare Health Plans, Inc., Zephyr Acquisition Sub, Inc., Harmony Health Systems, Inc. and the stockholders and option holders listed on the signature page thereto.
10.31	(1)	Credit Agreement, dated as of May 13, 2004, by and among WellCare Holdings, LLC, WellCare Health Plans, Inc., The WellCare Management Group, Inc., Comprehensive Health Management, Inc. and Credit Suisse First Boston, as Administrative Agent.
10.32	(3)	Prepayment and Amendment Agreement, dated as at May 11, 2004, among WellCare Holdings LLC, WellCare Health Plans, Inc., Kiran C. Patel, Pallavi Patel, Pradip C. Patel, Swati Patel, Rupesh Shah and Nita Shah.
10.33	(2)	Amendment No. 1 to Management and Subscription Agreement, dated as of September 6, 2002, between WellCare Holdings, LLC and Todd S. Farha.
10.34	(2)	Amendment Nos. 8 and 9 to AHCA 2002-2004 Medicaid Health Maintenance Organization Contract, dated July 2002, for Well Care HMO, Inc.
10.35	(2)	Amendment Nos. 10 and 11 to AHCA 2002-2004 Medicaid Health Maintenance Organization Contract, dated July 2002, for HealthEase of Florida, Inc.
10.36	(7)	Form of AHCA 2004-2006 Medicaid Health Maintenance Organization Contract, dated July 1, 2004.
10.37	(7)	Amendment No. 1 to AHCA 2004-2006 Medicaid Health Maintenance Organization Contract, dated August 24, 2004, for Well Care HMO, Inc.

Exhibits		Description

10.38	(7)	Amendment No. 1 to AHCA 2004-2006 Medicaid Health Maintenance Organization Contract, dated August 24, 2004, for HealthEase of Florida, Inc.
10.39	(7)	Prepayment and Settlement Allocation Agreement, dated August 31, 2004, among WellCare Health Plans, Inc., WCG Health Management, Inc., Kiran C. Patel, Pallavi Patel, Pradip C. Patel, Swati Patel, Rupesh Shah and Nita Shah.
10.40	(8)	Medical Services Contract between Florida Healthy Kids Corporation, HealthEase and WellCare HMO/Staywell Health Plan, as amended.
10.41	(8)	Contract with eligible Medicare+Choice Organization between Centers for Medicare & Medicaid Services and WellCare of Louisiana, Inc.
10.42	(8)	Contract with eligible Medicare+Choice Organization between Centers for Medicare & Medicaid Services and WellCare of New York, Inc.
10.43	(8)	Family Health Plus Contract between New York State Department of Health and WellCare of New York, Inc., as amended.
10.44	(8)	Child Health Plus Contract between New York State Department of Health and WellCare of New York, Inc., as amended.
10.45	(8)	Husky A Purchase of Service Contract between the Connecticut Department of Social Services and FirstChoice Healthplans of Connecticut, Inc., as amended.
10.46	(8)	Husky B Purchase of Service Contract between the Connecticut Department of Social Services and FirstChoice Healthplans of Connecticut, Inc., as amended.
10.47	(8)	State of Illinois Department of Public Aid Contract for Furnishing Health Services with Harmony Health Plans, Inc., as amended.
10.48	(8)	Contract between the Indiana Office of Medicaid Policy and Planning, the Office of the Children’s Health Insurance Program and Harmony Health Plans, Inc., as amended.
10.49	(8)	Medicaid Managed Care Contract between WellCare of New York, Inc. and Orange County, New York, as amended.
10.50	(8)	Medicaid Managed Care Contract between WellCare of New York, Inc. and Rockland County, New York, as amended.
10.51	(8)	Medicaid Managed Care Contract between WellCare of New York, Inc. and Dutchess County, New York, as amended.
10.52	(8)	Medicaid Managed Care Contract between WellCare of New York, Inc. and Greene County, New York, as amended.
10.53	(8)	Medicaid Managed Care Contract between WellCare of New York, Inc. and Columbia County, New York, as amended.
10.54	(8)	Medicaid Managed Care Contract between WellCare of New York, Inc. and Sullivan County, New York, as amended.
10.55	(8)	Medicaid Managed Care Contract between WellCare of New York, Inc. and New York County, New York, as amended.
10.56	(8)	Medicaid Managed Care Contract between WellCare of New York, Inc. and Ulster County, New York, as amended.
10.57	(9)	Amendment to Contract P00036 and P00042 between WellCare of Florida, Inc. and the Secretary of the Department of Health and Human Services
10.58	(9)	Contract Amendment Number 9 to Contract Number 093-MED-FCHP-1 (Husky A) by and between the Department of Social Services and FirstChoice HealthPlans of Connecticut, Inc.
10.59	(9)	Contract Amendment Number 9 to Contract Number 093-MED-FCHP-1 (Husky B) by and between the Department of Social Services and FirstChoice HealthPlans of Connecticut, Inc.
10.60	(9)	Contract Amendment Number 10 to Contract Number 093-MED-FCHP-1 (Husky A) by and between the Department of Social Services and FirstChoice HealthPlans of Connecticut, Inc.
10.61	(9)	Contract Amendment Number 10 to Contract Number 093-MED-FCHP-1 (Husky B) by and between the Department of Social Services and FirstChoice HealthPlans of Connecticut, Inc.
10.62	(10)	Underwriting Agreement, dated December 16, 2004, by and among Soros Private Equity Investors LP, certain non-management selling shareholders, certain management selling shareholders and Morgan Stanley & Co. Incorporated, SG Cowen & Co., LLC, UBS Securities, LLC and Wachovia Capital Markets, LLC.

Exhibits		Description

10.63	(11)	Amendment to Medicaid Managed Care Model Contract between Ulster County, New York and WellCare of New Work, Inc.
10.64	(12)	Medicaid Managed Care Model Contract between WellCare of New York, Inc. and the City of New York Department of Health and Mental Hygiene.
10.65	(12)	Amendment to Medicaid Managed Care Model Contract between WellCare of New York, Inc. and Greene County, New York.
10.66	(12)	Amendment to Medicaid Managed Care Model Contract between WellCare of New York, Inc. and Rensselear County, New York.
10.67	(13)	Contract between the Indiana Office of Medicaid Policy, the Office of Children’s Health Insurance Program and Harmony Health Plan of Illinois, Inc.
10.68	(13)	Amendment to Medicaid Managed Care Model Contract between WellCare of New York, Inc. and Columbia County, New York.
10.69	(14)	Amendment No. 2 to AHCA Contract between the State of Florida, Agency for Health Care Administration and Well Care HMO, Inc., d/b/a StayWell Health Plan of Florida.
10.70	(14)	Amendment No. 3 to AHCA Contract between the State of Florida, Agency for Health Care Administration and Well Care HMO, Inc., d/b/a StayWell Health Plan of Florida.
10.71	(14)	Amendment No. 2 to AHCA Contract between the State of Florida, Agency for Health Care Administration and HealthEase of Florida, Inc.
10.72	(14)	Amendment to Medicaid Managed Care Model Contract between WellCare of New York, Inc. and Dutchess County, New York.
10.73	(14)	Amendment to Medicaid Managed Care Model Contract between WellCare of New York, Inc. and Sullivan County, New York.
10.74	(15)	Amendment to Contract P01162 between the Secretary of the Department of Health and Human Services and WellCare Health Plans, Inc.
10.75	(16)	Amendment No. 4 to AHCA Contract between the State of Florida, Agency for Health Care Administration and Well Care HMO, Inc., d/b/a StayWell Health Plan of Florida.
10.76	(16)	Amendment No. 4 to AHCA Contract between the State of Florida, Agency for Health Care Administration and HealthEase of Florida, Inc.
10.77	(17)	Form of Restricted Stock Award Agreement under Registrant’s 2004 Equity Incentive Plan.
10.78	(17)	Amendment to Medicaid Managed Care Model Contract between WellCare of New York, Inc. and Orange County, New York.
10.79	(18)	Amendment to Medicare Managed Care Contract Pursuant to Section 1860D-31 of the Social Security Act for the Operation of a Medicare-Approved Prescription Drug Discount Card.
10.80	(18)	Amendment to Contract Number C-014386 between The State of New York and WellCare of New York, Inc.
10.81	(19)	Offer letter to Imtiaz (MT) Sattaur, dated December 5, 2003.
10.82	(19)	Offer letter to Rupesh Shah, dated July 15, 2004.
10.83	(20)	Contract (H0712/P0138) between Centers for Medicare & Medicaid Services and FirstChoice Health Plans of Connecticut, Inc.
10.84	(20)	Contract (P01354) between Centers for Medicare & Medicaid Services and Harmony Health Plan of Illinois, Inc.
10.85	(20)	Amendment to Medicaid Managed Care Model Contract between WellCare of New York, Inc. and Rockland County, New York.
10.86	(20)	Amendment to Contract No. C017720 between the New York State Department of Health and WellCare of New York, Inc.
10.87	(21)	Amendment to Medicare Managed Care Contract Pursuant to Section 1860D-31 of the Social Security Act for the Operation of a Medicare-Approved Prescription Drug Discount Card between the Centers for Medicare & Medicaid Services and WellCare of Louisiana, Inc.
10.88	(22)	Non-Qualified Stock Option Agreement, dated as of June 6, 2005, by and between WellCare Health Plans, Inc. and Todd S. Farha.
10.89	(22)	Restricted Stock Option Agreement, dated as of June 6, 2005, by and between WellCare Health Plans, Inc. and Todd S. Farha.

Exhibits		Description

10.90	(22)	Performance Share Award Agreement, dated as of June 6, 2005, by and between WellCare Health Plans, Inc. and Todd S. Farha.
10.91†		Contract (PO1456) between Centers for Medicare & Medicaid Services and WellCare of Georgia, Inc.
21.1†		List of subsidiaries.
23.1†		Consent of Deloitte & Touche LLP.
23.2		Consent of Hogan & Hartson L.L.P. (Included in Exhibit 5.1).
24.1†		Power of Attorney (included in the signature page to the Registration Statement filed with the Securities and Exchange Commission on June 9, 2005 (No. 333-125680)).

†	Previously filed.
(1)	Incorporated by reference to an exhibit to the Registrant’s Amendment No. 2 to the Registration Statement on Form S-1 filed by the Registrant on June 8, 2004 (No. 333-112829).
(2)	Incorporated by reference to an exhibit to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004.
(3)	Incorporated by reference to an exhibit to the Registrant’s Amendment No. 3 to the Registration Statement on Form S-1 filed by the Registrant on June 29, 2004 (No. 333-112829).
(4)	Incorporated by reference to an exhibit to the Registrant’s Registration Statement on Form S-1 filed by the Registrant on February 13, 2004 (No. 333-112829).
(5)	Incorporated by reference to an exhibit to the Registrant’s Registration Statement on Form S-8 filed by the Registrant on November 5, 2004 (No. 333-120257).
(6)	Incorporated by reference to an exhibit to the Registrant’s Amendment No. 1 to the Registration Statement on Form S-1 filed by the Registrant on May 13, 2004 (No. 333-112829).
(7)	Incorporated by reference to an exhibit to the Registrant’s Current Report on Form 8-K filed by the Registrant on September 7, 2004.
(8)	Incorporated by reference to an exhibit to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004.
(9)	Incorporated by reference to an exhibit to the Registrant’s Current Report on Form 8-K filed by the Registrant on December 6, 2004.

(10)	Incorporated by reference to an exhibit to the Registrant’s Current Report on Form 8-K filed by the Registrant on December 20, 2004.
(11)	Incorporated by reference to an exhibit to the Registrant’s Current Report on Form 8-K filed by the Registrant on January 3, 2005.
(12)	Incorporated by reference to an exhibit to the Registrant’s Current Report on Form 8-K filed by the Registrant on January 7, 2005.
(13)	Incorporated by reference to an exhibit to the Registrant’s Current Report on Form 8-K filed by the Registrant on January 20, 2005.
(14)	Incorporated by reference to an exhibit to the Registrant’s Current Report on Form 8-K filed by the Registrant on February 3, 2005.
(15)	Incorporated by reference to an exhibit to the Registrant’s Current Report on Form 8-K filed by the Registrant on March 1, 2005.
(16)	Incorporated by reference to an exhibit to the Registrant’s Current Report on Form 8-K filed by the Registrant on March 7, 2005.
(17)	Incorporated by reference to an exhibit to the Registrant’s Current Report on Form 8-K filed by the Registrant on March 17, 2005.
(18)	Incorporated by reference to an exhibit to the Registrant’s Current Report on Form 8-K filed by the Registrant on March 29, 2005.
(19)	Incorporated by reference to an exhibit to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005.
(20)	Incorporated by reference to an exhibit to the Registrant’s Current Report on Form 8-K filed by the Registrant on April 7, 2005.
(21)	Incorporated by reference to an exhibit to the Registrant’s Current Report on Form 8-K filed by the Registrant on May 11, 2005.
(22)	Incorporated by reference to an exhibit to the Registrant’s Current Report on Form 8-K filed by the Registrant on June 9, 2005.
     (b) Financial Statement Schedules
      The following financial statement schedule is filed as part of this Registration Statement:

Schedule II — Valuation and Qualifying Accounts and Reserves

Item 17.	Undertakings.
      Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the registrant pursuant to provisions described in Item 14 above, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
      The undersigned registrant hereby undertakes:

(1) that for purposes of determining any liability under the Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(2) that for the purpose of determining any liability under the Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Tampa, Florida, on June 29, 2005.

Wellcare Health Plans, Inc.

By:	/s/ Todd S. Farha

Todd S. Farha
Chief Executive Officer
      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature		Title	Date

/s/ Todd S. Farha Todd S. Farha		President, Chief Executive Officer and Director (Principal Executive Officer)	June 29, 2005

/s/ Paul L. Behrens Paul L. Behrens		Chief Financial Officer (Principal Financial and Accounting Officer)	June 29, 2005

* Regina E. Herzlinger		Director	June 29, 2005

* Kevin F. Hickey		Director	June 29, 2005
* Alif A. Hourani		Director	June 29, 2005

* Glen R. Johnson		Director	June 29, 2005

* Ruben Jose King-Shaw, Jr.		Director	June 29, 2005

* Christian P. Michalik		Director	June 29, 2005

* Neal Moszkowski		Director	June 29, 2005

* Jane Swift		Director	June 29, 2005

*By:	/s/ Thaddeus Bereday Thaddeus Bereday Attorney-in-Fact

Schedule II — Valuation and Qualifying Accounts and Reserves

	Balance at
	Beginning of	Charged to		Balance at
	Period	Costs and Expenses	Deductions	End of Period

	(in thousands)
Year Ended December 31, 2004
Deducted from assets:
Allowance for uncollectible accounts; Medical Advances	$4,827	$1,858	$663	$6,022
Year Ended December 31, 2003
Deducted from assets:
Allowance for uncollectible accounts; Medical Advances	580	4,479	232	4,827
Year Ended December 31, 2002
Deducted from assets:
Allowance for uncollectible accounts; Medical Advances	—	580	—	580

S-1

EXHIBIT INDEX

Exhibits		Description

1.1†		Form of Underwriting Agreement.
2.1(1)		Agreement and Plan of Merger, dated as of February 12, 2004, between WellCare Holdings, LLC and WellCare Group, Inc.
3.1(2)		Amended and Restated Certificate of Incorporation.
3.2(2)		Amended and Restated Bylaws.
4.1(3)		Specimen common stock certificate.
5.1		Opinion of Hogan & Hartson L.L.P.
10.1 (4)		Form of AHCA 2002-2004 Medicaid Health Maintenance Organization Contract, dated July 1, 2002.
10.2 (4)		Amendment Nos. 1 through 7 to AHCA 2002-2004 Medicaid Health Maintenance Organization Contract, dated July 2002, for Well Care HMO, Inc.
10.3 (4)		Amendment Nos. 1 through 9 to AHCA 2002-2004 Medicaid Health Maintenance Organization Contract, dated July 2002, for HealthEase of Florida, Inc.
10.4 (4)		Contract, dated September 26, 2003, between Centers for Medicare & Medicaid Services and Well Care HMO, Inc.
10.5 (4)		Purchase Agreement, dated as of May 17, 2002, by and among WellCare Holdings, LLC, WellCare Acquisition Company, the stockholders listed on the signature page thereto, Well Care HMO, Inc., HealthEase of Florida, L.C., Comprehensive Health Management of Florida, Inc. and Comprehensive Health Management, Inc.
10.6 (3)		Amended and Restated Senior Subordinated Non-Negotiable Promissory Note, dated February 12, 2004.
10.7 (3)		Amendment and Settlement Agreement, dated February 12, 2004, among WellCare Holdings, LLC, WellCare Health Plans, Inc., Kiran C. Patel, Pallavi Patel, Pradip C. Patel, Swati Patel, Rupesh Shah and Nita Shah.
10.8 (4)		Equity and Warrant Agreement, dated as of July 31, 2002, among WellCare Holdings, LLC, Kiran C. Patel, M.D., Pradip C. Patel and Rupesh Shah.
10.9 (4)		Investor Rights Agreement, dated as of July 31, 2002, by and among WellCare Holdings, LLC, Kiran C. Patel, M.D., Pradip C. Patel and Rupesh Shah.
10.10 (	4)	Pledge Agreement, dated as of July 31, 2002, by and between WellCare Holdings, LLC and Kiran C. Patel, as Stockholder Representative.
10.11 (	4)	Merger Agreement, dated as of May 17, 2002, by and among WellCare Acquisition Company, WellCare Merger Sub, Inc. and The WellCare Management Group, Inc.
10.12 (	4)	Contribution Agreement, dated as of July 31, 2002, by and between WellCare Holdings, LLC and Soros Private Equity Investors LP.
10.13 (	4)	Registration Rights Agreement, dated as of September 6, 2002, by and among WellCare Holdings, LLC and certain equityholders.
10.14 (	4)	WellCare Holdings, LLC 2002 Senior Executive Equity Plan.
10.15 (	4)	Form of Subscription Agreement under 2002 Senior Executive Equity Plan.
10.16 (	4)	WellCare Holdings, LLC 2002 Employee Option Plan.
10.17 (	4)	Form of Time Vesting Option Agreement under 2002 Employee Option Plan.
10.18 (	2)	Registrants 2004 Equity Incentive Plan.
10.19 (	2)	Form of Non-Qualified Stock Option Agreement under Registrant’s 2004 Equity Incentive Plan.
10.20 (	2)	Form of Incentive Stock Option Agreement under Registrant’s 2004 Equity Incentive Plan.
10.21 (	5)	2005 Employee Stock Purchase Plan.
10.22 (	22)	Amended and Restated Employment Agreement, dated as of June 6, 2005, among WellCare Health Plans, Inc., Comprehensive Health Management, Inc. and Todd S. Farha.
10.23 (	3)	Amended and Restated Employment Agreement, dated as of June 28, 2004, among WellCare Acquisition Company, Comprehensive Health Management, Inc. and Heath Schiesser.
10.24 (	3)	Employment Agreement, dated as of November 18, 2002, among WellCare Health Plans, Inc., Comprehensive Health Management, Inc. and Thaddeus Bereday.
10.25 (	3)	Employment Agreement, dated as of September 15, 2003, among WellCare Health Plans, Inc., Comprehensive Health Management, Inc. and Paul Behrens.

Exhibits		Description

10.26 (	1)	Form of Indemnification Agreement.
10.27 (	4)	Management Subscription Agreement, dated as of September 6, 2002, between WellCare Holdings, LLC and Todd S. Farha.
10.28 (	4)	Agreement, dated March 25, 2003, between Comprehensive Health Management, Inc. and IntelliClaim, Inc.
10.29 (	4)	Consulting Agreement, dated November 2003, between Comprehensive Health Management, Inc. and Ruben King-Shaw, Jr.
10.30 (	6)	Merger Agreement, dated as of March 3, 2004, by and among WellCare Health Plans, Inc., Zephyr Acquisition Sub, Inc., Harmony Health Systems, Inc. and the stockholders and option holders listed on the signature page thereto.
10.31 (	1)	Credit Agreement, dated as of May 13, 2004, by and among WellCare Holdings, LLC, WellCare Health Plans, Inc., The WellCare Management Group, Inc., Comprehensive Health Management, Inc. and Credit Suisse First Boston, as Administrative Agent.
10.32 (	3)	Prepayment and Amendment Agreement, dated as at May 11, 2004, among WellCare Holdings LLC, WellCare Health Plans, Inc., Kiran C. Patel, Pallavi Patel, Pradip C. Patel, Swati Patel, Rupesh Shah and Nita Shah.
10.33 (	2)	Amendment No. 1 to Management and Subscription Agreement, dated as of September 6, 2002, between WellCare Holdings, LLC and Todd S. Farha.
10.34 (	2)	Amendment Nos. 8 and 9 to AHCA 2002-2004 Medicaid Health Maintenance Organization Contract, dated July 2002, for Well Care HMO, Inc.
10.35 (	2)	Amendment Nos. 10 and 11 to AHCA 2002-2004 Medicaid Health Maintenance Organization Contract, dated July 2002, for HealthEase of Florida, Inc.
10.36 (	7)	Form of AHCA 2004-2006 Medicaid Health Maintenance Organization Contract, dated July 1, 2004.
10.37 (	7)	Amendment No. 1 to AHCA 2004-2006 Medicaid Health Maintenance Organization Contract, dated August 24, 2004, for Well Care HMO, Inc.
10.38 (	7)	Amendment No. 1 to AHCA 2004-2006 Medicaid Health Maintenance Organization Contract, dated August 24, 2004, for HealthEase of Florida, Inc.
10.39 (	7)	Prepayment and Settlement Allocation Agreement, dated August 31, 2004, among WellCare Health Plans, Inc., WCG Health Management, Inc., Kiran C. Patel, Pallavi Patel, Pradip C. Patel, Swati Patel, Rupesh Shah and Nita Shah.
10.40 (	8)	Medical Services Contract between Florida Healthy Kids Corporation, HealthEase and WellCare HMO/Staywell Health Plan, as amended.
10.41 (	8)	Contract with eligible Medicare+Choice Organization between Centers for Medicare & Medicaid Services and WellCare of Louisiana, Inc.
10.42 (	8)	Contract with eligible Medicare+Choice Organization between Centers for Medicare & Medicaid Services and WellCare of New York, Inc.
10.43 (	8)	Family Health Plus Contract between New York State Department of Health and WellCare of New York, Inc., as amended.
10.44 (	8)	Child Health Plus Contract between New York State Department of Health and WellCare of New York, Inc., as amended.
10.45 (	8)	Husky A Purchase of Service Contract between the Connecticut Department of Social Services and FirstChoice Healthplans of Connecticut, Inc., as amended.
10.46 (	8)	Husky B Purchase of Service Contract between the Connecticut Department of Social Services and FirstChoice Healthplans of Connecticut, Inc., as amended.
10.47 (	8)	State of Illinois Department of Public Aid Contract for Furnishing Health Services with Harmony Health Plans, Inc., as amended.
10.48 (	8)	Contract between the Indiana Office of Medicaid Policy and Planning, the Office of the Children’s Health Insurance Program and Harmony Health Plans, Inc., as amended.
10.49 (	8)	Medicaid Managed Care Contract between WellCare of New York, Inc. and Orange County, New York, as amended.
10.50 (	8)	Medicaid Managed Care Contract between WellCare of New York, Inc. and Rockland County, New York, as amended.
10.51 (	8)	Medicaid Managed Care Contract between WellCare of New York, Inc. and Dutchess County, New York, as amended.

Exhibits		Description

10.52 (	8)	Medicaid Managed Care Contract between WellCare of New York, Inc. and Greene County, New York, as amended.
10.53 (	8)	Medicaid Managed Care Contract between WellCare of New York, Inc. and Columbia County, New York, as amended.
10.54 (	8)	Medicaid Managed Care Contract between WellCare of New York, Inc. and Sullivan County, New York, as amended.
10.55 (	8)	Medicaid Managed Care Contract between WellCare of New York, Inc. and New York County, New York, as amended.
10.56 (	8)	Medicaid Managed Care Contract between WellCare of New York, Inc. and Ulster County, New York, as amended.
10.57 (	9)	Amendment to Contract P00036 and P00042 between WellCare of Florida, Inc. and the Secretary of the Department of Health and Human Services
10.58 (	9)	Contract Amendment Number 9 to Contract Number 093-MED-FCHP-1 (Husky A) by and between the Department of Social Services and FirstChoice HealthPlans of Connecticut, Inc.
10.59 (	9)	Contract Amendment Number 9 to Contract Number 093-MED-FCHP-1 (Husky B) by and between the Department of Social Services and FirstChoice HealthPlans of Connecticut, Inc.
10.60 (	9)	Contract Amendment Number 10 to Contract Number 093-MED-FCHP-1 (Husky A) by and between the Department of Social Services and FirstChoice HealthPlans of Connecticut, Inc.
10.61 (	9)	Contract Amendment Number 10 to Contract Number 093-MED-FCHP-1 (Husky B) by and between the Department of Social Services and FirstChoice HealthPlans of Connecticut, Inc.
10.62 (	10)	Underwriting Agreement, dated December 16, 2004, by and among Soros Private Equity Investors LP, certain non-management selling shareholders, certain management selling shareholders and Morgan Stanley & Co. Incorporated, SG Cowen & Co., LLC, UBS Securities, LLC and Wachovia Capital Markets, LLC.
10.63 (	11)	Amendment to Medicaid Managed Care Model Contract between Ulster County, New York and WellCare of New Work, Inc.
10.64 (	12)	Medicaid Managed Care Model Contract between WellCare of New York, Inc. and the City of New York Department of Health and Mental Hygiene.
10.65 (	12)	Amendment to Medicaid Managed Care Model Contract between WellCare of New York, Inc. and Greene County, New York.
10.66 (	12)	Amendment to Medicaid Managed Care Model Contract between WellCare of New York, Inc. and Rensselear County, New York.
10.67 (	13)	Contract between the Indiana Office of Medicaid Policy, the Office of Children’s Health Insurance Program and Harmony Health Plan of Illinois, Inc.
10.68 (	13)	Amendment to Medicaid Managed Care Model Contract between WellCare of New York, Inc. and Columbia County, New York.
10.69 (	14)	Amendment No. 2 to AHCA Contract between the State of Florida, Agency for Health Care Administration and Well Care HMO, Inc., d/b/a StayWell Health Plan of Florida.
10.70 (	14)	Amendment No. 3 to AHCA Contract between the State of Florida, Agency for Health Care Administration and Well Care HMO, Inc., d/b/a StayWell Health Plan of Florida.
10.71 (	14)	Amendment No. 2 to AHCA Contract between the State of Florida, Agency for Health Care Administration and HealthEase of Florida, Inc.
10.72 (	14)	Amendment to Medicaid Managed Care Model Contract between WellCare of New York, Inc. and Dutchess County, New York.
10.73 (	14)	Amendment to Medicaid Managed Care Model Contract between WellCare of New York, Inc. and Sullivan County, New York.
10.74 (	15)	Amendment to Contract P01162 between the Secretary of the Department of Health and Human Services and WellCare Health Plans, Inc.
10.75 (	16)	Amendment No. 4 to AHCA Contract between the State of Florida, Agency for Health Care Administration and Well Care HMO, Inc., d/b/a StayWell Health Plan of Florida.
10.76 (	16)	Amendment No. 4 to AHCA Contract between the State of Florida, Agency for Health Care Administration and HealthEase of Florida, Inc.
10.77 (	17)	Form of Restricted Stock Award Agreement under Registrant’s 2004 Equity Incentive Plan.
10.78 (	17)	Amendment to Medicaid Managed Care Model Contract between WellCare of New York, Inc. and Orange County, New York.

Exhibits		Description

10.79 (	18)	Amendment to Medicare Managed Care Contract Pursuant to Section 1860D-31 of the Social Security Act for the Operation of a Medicare-Approved Prescription Drug Discount Card.
10.80 (	18)	Amendment to Contract Number C-014386 between The State of New York and WellCare of New York, Inc.
10.81 (	19)	Offer letter to Imtiaz (MT) Sattaur, dated December 5, 2003.
10.82 (	19)	Offer letter to Rupesh Shah, dated July 15, 2004.
10.83 (	20)	Contract (H0712/P0138) between Centers for Medicare & Medicaid Services and FirstChoice Health Plans of Connecticut, Inc.
10.84 (	20)	Contract (P01354) between Centers for Medicare & Medicaid Services and Harmony Health Plan of Illinois, Inc.
10.85 (	20)	Amendment to Medicaid Managed Care Model Contract between WellCare of New York, Inc. and Rockland County, New York.
10.86 (	20)	Amendment to Contract No. C017720 between the New York State Department of Health and WellCare of New York, Inc.
10.87 (	21)	Amendment to Medicare Managed Care Contract Pursuant to Section 1860D-31 of the Social Security Act for the Operation of a Medicare-Approved Prescription Drug Discount Card between the Centers for Medicare & Medicaid Services and WellCare of Louisiana, Inc.
10.88 (	22)	Non-Qualified Stock Option Agreement, dated as of June 6, 2005, by and between WellCare Health Plans, Inc. and Todd S. Farha.
10.89 (	22)	Restricted Stock Option Agreement, dated as of June 6, 2005, by and between WellCare Health Plans, Inc. and Todd S. Farha.
10.90 (	22)	Performance Share Award Agreement, dated as of June 6, 2005, by and between WellCare Health Plans, Inc. and Todd S. Farha.
10.91†		Contract (P01456) between Centers for Medicare & Medicaid Services and WellCare of Georgia, Inc.
21.1†		List of subsidiaries.
23.1†		Consent of Deloitte & Touche LLP.
23.2		Consent of Hogan & Hartson L.L.P. (Included in Exhibit 5.1).
24.1†		Power of Attorney (included in the signature page to the Registration Statement filed with the Securities and Exchange Commission on June 9, 2005 (No. 333-125680)).

†	Previously filed.
(1)	Incorporated by reference to an exhibit to the Registrant’s Amendment No. 2 to the Registration Statement on Form S-1 filed by the Registrant on June 8, 2004 (No. 333-112829).
(2)	Incorporated by reference to an exhibit to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004.
(3)	Incorporated by reference to an exhibit to the Registrant’s Amendment No. 3 to the Registration Statement on Form S-1 filed by the Registrant on June 29, 2004 (No. 333-112829).
(4)	Incorporated by reference to an exhibit to the Registrant’s Registration Statement on Form S-1 filed by the Registrant on February 13, 2004 (No. 333-112829).
(5)	Incorporated by reference to an exhibit to the Registrant’s Registration Statement on Form S-8 filed by the Registrant on November 5, 2004 (No. 333-120257).
(6)	Incorporated by reference to an exhibit to the Registrant’s Amendment No. 1 to the Registration Statement on Form S-1 filed by the Registrant on May 13, 2004 (No. 333-112829).
(7)	Incorporated by reference to an exhibit to the Registrant’s Current Report on Form 8-K filed by the Registrant on September 7, 2004.
(8)	Incorporated by reference to an exhibit to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004.
(9)	Incorporated by reference to an exhibit to the Registrant’s Current Report on Form 8-K filed by the Registrant on December 6, 2004.

(10)	Incorporated by reference to an exhibit to the Registrant’s Current Report on Form 8-K filed by the Registrant on December 20, 2004.
(11)	Incorporated by reference to an exhibit to the Registrant’s Current Report on Form 8-K filed by the Registrant on January 3, 2005.
(12)	Incorporated by reference to an exhibit to the Registrant’s Current Report on Form 8-K filed by the Registrant on January 7, 2005.
(13)	Incorporated by reference to an exhibit to the Registrant’s Current Report on Form 8-K filed by the Registrant on January 20, 2005.
(14)	Incorporated by reference to an exhibit to the Registrant’s Current Report on Form 8-K filed by the Registrant on February 3, 2005.
(15)	Incorporated by reference to an exhibit to the Registrant’s Current Report on Form 8-K filed by the Registrant on March 1, 2005.
(16)	Incorporated by reference to an exhibit to the Registrant’s Current Report on Form 8-K filed by the Registrant on March 7, 2005.
(17)	Incorporated by reference to an exhibit to the Registrant’s Current Report on Form 8-K filed by the Registrant on March 17, 2005.
(18)	Incorporated by reference to an exhibit to the Registrant’s Current Report on Form 8-K filed by the Registrant on March 29, 2005.
(19)	Incorporated by reference to an exhibit to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005.
(20)	Incorporated by reference to an exhibit to the Registrant’s Current Report on Form 8-K filed by the Registrant on April 7, 2005.
(21)	Incorporated by reference to an exhibit to the Registrant’s Current Report on Form 8-K filed by the Registrant on May 11, 2005.
(22)	Incorporated by reference to an exhibit to the Registrant’s Current Report on Form 8-K filed by the Registrant on June 9, 2005.